Exhibit 99.1
Investor Presentation May 2008

Forward Looking Statements · This presentation contains forward-looking statements based on current expectations that are subject to a number of uncertainties and risks. Actual results may differ materially. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. · The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All of the forward-looking statements are expressly qualified by the risk factors discussed in the Company’s filings with the Securities and Exchange Commission. For a detailed discussion of these risk factors, please review the Company’s filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2007, and Form 10-Q for the quarter ended March 31, 2008. · Except as required by law, the Company will not update forward-looking statements over the course of future periods. · For questions related to this information, please contact John Stone, Chief Financial Officer, at 404-923-6090 or John.Stone@S1.com. 2© 2008 S1 Corporation All rights reserved

· Customer interaction software for financial and payment services · Unique solution sets for financial institutions, retailers, and processors · Virtually every financial market segment and delivery channel · 2007 revenue of $205 million · Approximately 3,000 customers worldwide · Approximately 1,450 employees worldwide · NASDAQ ticker: SONE 3© 2008 S1 Corporation All rights reserved

Global Presence Europe & Middle East — 110 Employees I North America – I 675 Employees India – I II I I 500 Employees I South Africa - Asia-Pacific — 150 Employees 20 Employees I 4© 2008 S1 Corporation All rights reserved

Three Distinct Brands Full service and self service banking solutions for large financial institutions worldwide Self service banking solutions for small to medium USA financial institutions and payment solutions worldwide Full service banking solutions for financial institutions in the USA 5© 2008 S1 Corporation All rights reserved

Solutions Market Model Advantage Customers · Eight products ·Online Solutions: ·Personal Banking ·Business Banking ·Corporate Banking ·Mobile Banking ·Trade Finance ·Insurance ·Branch and Call Center Solutions ·Teller ·Sales & Service / Call Center 6© 2008 S1 Corporation All rights reserved

Solutions Market Model Advantage Customers · Targets Large Financial Institutions ·Typically more than $10 Billion in assets · Worldwide · Organized in five units: ·Americas – Retail Online ·Americas – Treasury Online ·Americas – Branch and Call Center ·International ·Insurance 7 © 2008 S1 Corporation All rights reserved

Solutions Market Model Advantage Customers · Products licensed on a perpetual basis ·Annual maintenance 21% — 24% of license ·Some historical subscription or term licenses · Pricing typically based on end-users or seats · Implementation services typically 50% to 200% of license · Implementations typically take 6 to 12 months · Hosting or on-premise model · Sales cycle from 6 to 18 months · Direct sales force 8 © 2008 S1 Corporation All rights reserved

Solutions Market Model Advantage Customers · Integrated application on a single architecture and database · Initially approach customers with a single solution ·Example: Business Banking · Then cross-sell applications based on customers’ demands ·Example: Mobile Banking 9 © 2008 S1 Corporation All rights reserved

Solutions Market Model Advantage Customers · The largest bank in the world · 10 of the top 15 banks in the USA · 3 of the top 5 banks in Canada · The number 2 bank in China · 2 of the top 3 banks in Thailand · Largest P&C insurance company in the USA Not a complete list but a representative sample 10 © 2008 S1 Corporation All rights reserved

Solutions Market Model Advantage Customers •Payment solutions •Community financial solutions 11 © 2008 S1 Corporation All rights reserved

PAYMENT SOLUTIONS Solutions Market Model Advantage Customers Channels Payment Instruments Transactions ATM/Kiosk Magstripe debit cards Purchase POS Magstrip credit cards Cash withdrawal Internet EMV debit cards Refunds IVR EMV credit cards Transfers Call center Check Bill payment Mobile phones Gift cards Wire transfers Stored value cards Prepayment Cash Recharge EBT Statements Fleet cards Real-time forex Others... Other... 12 © 2008 S1 Corporation All rights reserved

PAYMENT SOLUTIONS Solutions Market Model Advantage Customers Verticals Financial institutions Retailers Processors Telcos Business characteristics ATM owners and deployers Merchant acquirers Card issuers Retailers 13 © 2008 S1 Corporation All rights reserved

PAYMENT SOLUTIONS SolutionsMarketModel Advantage Customers · Licensed on a perpetual basis · Annual maintenance typically 18% to 21% · Pricing typically based on transaction volumes · Sales cycle from 6 to 12 months · Direct sales, some indirect channels internationally 14 © 2008 S1 Corporation All rights reserved

PAYMENT SOLUTIONS SolutionsMarketModel Advantage Customers · Open system industry leader ·More open systems implementations than all other vendors combined ·100,000 ATMs, 500,000 POS, 7 billion transaction / year ·Scalable ·Based on state of the art technologies · Advanced functionality market leader · Multi-channel platform ·ATMs, POS devices, Internet, IVR systems, Mobile phones, etc. · True application level active-active technology ·Customers not impacted when upgrading ·More effective than traditional DR solutions · Highly productized ·Rapid implementation ·Smooth upgrade path · Software development kit (SDK) ·Rapid response to new market developments ·System easily extended · Very high customer satisfaction 15 © 2008 S1 Corporation All rights reserved

PAYMENT SOLUTIONS Solutions Market Model Advantage Customers Over 290 customers in more than 50 countries driving over 100,000 ATMs and 500,000 POS devices and processing more than 7 billion transactions a year Iceland Finland Sweden Russia Canada Latvia Denmark Lithuania United Kingdom Poland United States Czech Republic Netherlands Belgium Hungary Luxembourg China Jamaica Greece Dominican Republic Spain Israel Mexico Puerto Rico Bahrain Laos Hong Kong Barbados Saudi Arabia Thailand Colombia Nigeria Philippines Venezuela UAE Guam Ecuador Kenya India Ghana Peru Tanzania Seychelles Papua Brazil Indonesia New Guinea Zambia Mauritius Malawi Namibia Zimbabwe Argentina Botswana South Africa Australia New Zealand
16 © 2008 S1 Corporation All rights reserved

PAYMENT SOLUTIONS SolutionsMarketModelAdvantage Customers · The 2 largest ATM deployers in the world — 24% of off-premise ATMs in the USA · The world’s largest private label card issuer · The world’s largest petroleum company · The largest travel center operator in the USA · The largest courier company in the world · The largest retailer in Canada · 3 of the top 10 retailers in the UK · One of the top 5 retailers in Asia · 4 of the 5 top retailers on the African continent · 3 of the 4 top banks in Africa · 3 of the top 5 banks in Israel · 3 of the top 5 banks in the United Arab Emirates · The 2 largest credit card issuers in Poland · 2 of the largest core system providers in the USA · The world’s largest non-bank foreign exchange company · The 3 largest ATM manufacturers in the world · One of the world’s largest card associations · One of the largest processors in Eastern Europe
Not a complete list but a representative sample 17 © 2008 S1 Corporation All rights reserved

SolutionsMarket Model Advantage Customers •Payment solutions •Community financial solutions 18 © 2008 S1 Corporation All rights reserved

Community Financial Solutions SolutionsMarket Model Advantage Customers •Building ONE fully integrated platform supporting: •Retail Internet Banking •Business Internet Banking •Voice Banking •Mobile Banking •ATM Driving •Card Management •Legacy Q-Up, Regency and Mosaic solutions being integrated •Historically, very limited cross sales 19 © 2008 S1 Corporation All rights reserved

Community Financial Solutions SolutionsMarket Model Advantage Customers •Targets community & regional banks in the USA •Targets credit unions in the USA •Typically less than $10 Billion in assets 20 © 2008 S1 Corporation All rights reserved

Community Financial Solutions SolutionsMarket Model Advantage Customers •Subscription model (term license) •Pricing typically based on volume •Data center includes on-line bill pay •Implementations typically 3 to 6 months •Sales cycle from 3 to 6 months 21 © 2008 S1 Corporation All rights reserved

Community Financial Solutions SolutionsMarket Model Advantage Customers •Mature, robust, open, scalable platform •Additional cross-sale opportunities •One dashboard to manage all self-service channels •One code base •Simplified operations •Simplified upgrading •Reduces development and maintenance costs •Channel integration examples •Mobile banking •Internet activation via ATM •ATM personalization through Internet 22 © 2008 S1 Corporation All rights reserved

Community Financial Solutions SolutionsMarket Model Advantage Customers •400+ Internet banking customers •Approximately half of these customers are hosted •800+ voice banking customers •50+ ATM/POS customers 23 © 2008 S1 Corporation All rights reserved

SolutionsMarket Model Advantage Customers •Branch and Call Center Solutions •Teller •Sales & Service / Call Center •Lending solutions 24 © 2008 S1 Corporation All rights reserved

SolutionsMarket Model Advantage Customers •Targets Financial Institutions •Typically less than $10 Billion in assets •USA Only 25 © 2008 S1 Corporation All rights reserved

SolutionsMarket Model Advantage Customers •Solution licensed on a perpetual basis •Annual maintenance typically 21% to 24% •Pricing typically based on teller / call center seats •Direct and indirect sales 26 © 2008 S1 Corporation All rights reserved

SolutionsMarket Model Advantage Customers •Over 1,000 banks •More than 90,000 end-user workstations •OEM relationships with Core providers 27 © 2008 S1 Corporation All rights reserved

SolutionsMarket Model Advantage Customers •Resellers:
•Fidelity/Miser •Fiserv/ITI •Open Solutions/Bisys •Direct Customers •Compass Bank •M&T Bank •Synovus •TCF Bank •Zions Bank 28 © 2008 S1 Corporation All rights reserved

Brands, Products & Markets Retail Online Personal & Business Banking Global USA -Mobile banking & Payments Global USA - Treasury Online Global Global -Insurance USA — -Payments — Global -Branch banking Global - USA Call center Global — USA Voice banking Global USA -Lending — - USA Bill payment services USA USA - 29 © 2008 S1 Corporation All rights reserved

Two Reporting Segments Enterprise Postilion Americas Areas for Americas potential Internet/Voice/Mobile Banking & Payments revenue International growth International Payments Good margins — USA Insurance Full service expect flat or declining revenue banking 30 © 2008 S1 Corporation All rights reserved

1Q08 Financial Update · Revenue increased 15% to $54.7 million from 1Q07 · EP revenue increased by 14% or $3.7 million ·Revenue from largest customer declined 14% ·Revenue from all other Enterprise customers increased 40% · Postilion revenue increased by 16% or $3.4 million ·Increase primarily in software licenses revenue · Net cash provided by operating activities increased $4.5 million · Net increase in cash and cash equivalents of $10.1 million · Adjusted EBITDA(1) increased 48% to $10.9 million · Cash Position · Ended quarter with $73.2 million in cash and short-term investments 31 © 2008 S1 Corporation All rights reserved

Consolidated Revenue & Adjusted EBITDA(1) In millions 2008 Guidance $192.3 $204.9 · Revenue $220 — $226 million 2006 2007 2008 · Adjusted EBITDA(1) $41.5 — $43.5 million $2.5 $38.2 32 © 2008 S1 Corporation All rights reserved

Segment Revenue & Adjusted EBITDA(1) In Millions Enterprise Postilion $30 $20$ 25.8 $28.8 $28.0 $29.7 $29.5 $21.8 $23.8 $23.3 $23.8 $25.2 $10 1Q07 2Q07 3Q07 4Q07 1Q08 1Q07 2Q07 3Q07 4Q07 1Q08 $10 $3.5 $5.5 $5.8 $6.0 $4.5 $3.8$5.4 $4.0 $4.2 $6.4 $0 33 © 2008 S1 Corporation All rights reserved

5Q Cash Flow Cash and short-term investments In Millions 150.0 ($ 14.0) Stock activity 6.9 M shares 125.0 ($13.5) at average $11.0 price of $7.50 $51.4 ($52.7) 100.0 Operations 75.0 $73.2 $91.0 50.0 (1) (2) (3) (4) Beginning Earnings Working capital Cap Ex/leases New ShareEnding shares Repurchases January 1, 2007 March 31, 2008 Basic shares = 61,290,973 Basic shares = 56,612,353 (1) Cash flows from operating activities before changes in working capital (2) Impact of changes in assets and liabilities on cash flows from operations (3) Capital expenditures, payments on capital leases, foreign currency impact and net impact of other items (4) Proceeds from shares issued upon employee stock option exercises net of payments on stock appreciation rights awards 34 © 2008 S1 Corporation All rights reserved

Consolidated GAAP Trend

In millions(1), except per share amounts

S|ONE

	1Q 07	2Q 07	3Q 07	4Q 07	1Q 08
Revenues:					
Software licenses	$ 5.8	$ 7.8	$ 8.3	$ 8.9	$ 9.3
Support and maintenance	10.5	11.2	11.7	12.2	11.7
Professional services	19.4	21.7	19.4	19.2	21.1
Data center	11.7	11.7	11.6	12.7	12.3
Other	0.2	0.2	0.3	0.4	0.3
Total revenues	47.6	52.6	51.3	53.4	54.7
Operating expenses:					
Direct Costs	22.8	24.2	24.3	25.6	25.1
Selling and marketing*	7.4	7.8	8.0	8.2	8.2
Product development*	6.0	5.9	6.3	5.5	6.8
General and administrative*	6.7	7.7	6.3	5.5	6.4
Depreciation	1.8	1.7	1.6	1.8	1.9
Amortization of other intangible assets	0.3	0.3	0.3	0.3	0.3
Total operating expenses	45.1	47.6	46.9	46.9	48.7
Operating (loss) income	2.5	5.0	4.4	6.5	6.0
Interest and other income, net	0.9	0.8	0.9	0.0	0.3
Income tax benefit (expense)	(0.4)	(0.8)	(0.1)	(0.1)	(1.1)
Net income (loss)	$ 3.0	$ 4.9	$ 5.2	$ 6.4	$ 5.2
Net income per share:					
Basic	$ 0.05	$ 0.08	$ 0.09	$ 0.11	$ 0.09
Diluted	$ 0.05	$ 0.08	$ 0.08	$ 0.11	$ 0.09
Weighted Average Common Shares Outstanding					
Basic	61,505	61,217	58,718	57,362	56,531
Diluted	61,802	62,226	59,967	58,482	57,102

(1) Rounded amounts in millions may not add to totals

(2) Includes stock based compensation expense; for details, please refer to S1 Corporation's SEC filings and May 1, 2008 press release which can be found at www.s1.com

Postilion | Enterprise | FSB Solutions

35

© 2008 S1 Corporation
All rights reserved

Segment Trend

S | ONE™

In millions

	Enterprise					Postilion				
	1Q 07	2Q 07	3Q 07	4Q 07	1Q 08	1Q 07	2Q 07	3Q 07	4Q 07	1Q 08
Revenues:										
Software licenses	$ 1.1	$ 1.3	$ 1.8	$ 2.3	$ 1.4	$ 4.7	$ 6.5	$ 6.5	$ 6.6	$ 7.9
Support and maintenance	3.4	4.0	4.0	4.6	3.7	7.1	7.3	7.7	7.6	8.0
Professional services	15.5	17.3	15.7	15.3	17.1	4.0	4.4	3.7	4.0	4.0
Data center	5.7	6.1	6.3	7.4	7.1	6.0	5.6	5.3	5.3	5.2
Other	0.2	0.2	0.2	0.1	0.2	0.0	0.0	0.1	0.3	0.1
Total revenues	25.8	28.8	28.0	29.7	29.5	21.8	23.8	23.3	23.8	25.2
Operating expenses:										
Direct Costs	13.5	14.8	14.0	15.3	14.9	9.3	9.4	10.4	10.3	10.1
Selling and marketing*	3.2	3.5	3.1	3.3	4.2	4.2	4.2	4.9	4.9	4.0
Product development*	3.0	3.0	3.1	2.6	4.1	3.0	2.9	3.2	2.9	2.7
General and administrative*	3.8	3.9	3.7	3.1	3.2	2.9	3.8	2.6	2.4	3.2
Depreciation and amortization	1.3	1.1	1.0	1.1	1.2	0.9	0.9	0.9	1.0	1.1
Total operating expenses	24.8	26.4	24.9	25.4	27.6	20.3	21.2	22.0	21.5	21.1
Operating Income	$ 1.0	$ 2.4	$ 3.1	$ 4.3	$ 1.9	$ 1.5	$ 2.6	$ 1.3	$ 2.3	$ 4.1
Reconciliation to Adjusted EBITDA:										
Operating Income	1.0	2.4	3.1	4.3	1.9	1.5	2.6	1.3	2.3	4.1
Depreciation	1.2	1.1	1.0	1.1	1.2	0.6	0.6	0.6	0.7	0.8
Amortization	0.3	0.1	0.1	0.2	0.1	0.9	0.8	0.8	0.9	0.9
Stock based compensation expense	1.0	1.8	1.6	0.4	1.3	0.9	1.4	1.3	0.3	0.6
Adjusted EBITDA[(1)]	$ 3.5	$ 5.5	$ 5.8	$ 6.0	$ 4.5	$ 3.8	$ 5.4	$ 4.0	$ 4.2	$ 6.4
(2) Includes **stock based compensation** expense of:										
Direct Costs	$ 0.1	$ 0.2	$ 0.2	$ 0.1	$ -	$ 0.0	$ 0.0	$ 0.0	$ 0.0	$ 0.0
Selling & Marketing	0.5	0.8	0.8	0.1	0.6	0.4	0.7	0.7	0.0	0.2
Product Development	0.2	0.4	0.4	0.0	0.3	0.2	0.3	0.3	0.0	0.1
General & Administrative	0.3	0.4	0.3	0.2	0.4	0.2	0.3	0.3	0.3	0.3
Merger related and restructuring costs	-	-	-	-	-	-	-	-	-	-
	$ 1.0	$ 1.8	$ 1.6	$ 0.4	$ 1.3	$ 0.9	$ 1.4	$ 1.3	$ 0.3	$ 0.6

(1) Rounded amounts in millions may not add to totals
(2) Includes stock based compensation expense; for details, please refer to S1 Corporation's SEC filings and May 1, 2008 press release which can be found at www.s1.com.

Postilion | S1 Enterprise | FSB Solutions
36
© 2008 S1 Corporation
All rights reserved

(1) Non-GAAP Measure · This presentation includes references to Adjusted EBITDA, a non-GAAP financial measure, the most directly comparable GAAP equivalent of which is Net income. We define Adjusted EBITDA as Net income less net interest income, plus income taxes, depreciation, amortization of intangibles, and stock-based compensation expense. A reconciliation of our non-GAAP financial measure to the most directly comparable financial measure is detailed in the reconciliation of GAAP to non-GAAP financial measures in our May 1, 2008 press release found on the Company’s website at www.s1.com. We believe that the presentation of this non-GAAP financial measure provides useful information to investors regarding our results of operations. · For questions related to this information, please contact John Stone, Chief Financial Officer, at 404-923-6090 or John.Stone@S1.com. 37 © 2008 S1 Corporation All rights reserved

NASDAQ: SONE www.S1.com John Stone ~ Chief Financial Officer john.stone@s1.com